N / E / W / S     R / E / L / E / A / S / E

January 24, 2013

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com/

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 2012 RECORD NET INCOME OF MORE THAN $40 MILLION DOLLARS

First Merchants Corporation (NASDAQ – FRME) has reported full year 2012 record net income available to common shareholders of $40.6 million compared to $9.0 million earned in 2011.

Michael C. Rechin, President and Chief Executive Officer, stated, “Our 2012 results represent a return to high performance banking.  Our Board of Directors, management team and dedicated employees are very pleased to have established record high net income results for our shareholders.  Beyond the level of net income, our highlights for 2012 include a successful closing of an immediately accretive in-market acquisition, an increase in the rate of organic loan growth and an increase in the level of our common dividend.”  Rechin also stated, “our team is encouraged by the momentum we take into 2013 despite the challenging low interest rate environment.”

Year-to-date earnings per share totaled $1.41, a $1.07 per share increase over the prior year total of $.34 per share.  Within the $1.41 earnings per share, $.21 is related to the one-time gain on the Corporation’s FDIC purchase and assumption agreement with SCB Bank in Shelbyville, Indiana, during the first quarter of 2012.  The balance of our 2012 results represent increased levels of earnings from our relationship-driven banking model that produced higher levels of revenue from multiple income sources.

Fourth quarter 2012 earnings per share of $.32 compared to $.24 per share during the same period in 2011.  Net income available to common shareholders totaled $9.2 million for the quarter, a $2.7 million increase over the fourth quarter of 2011.

Total assets equaled $4.3 billion, as loans and investments totaled $2.9 billion and $874 million, respectively.  Loans increased for the fifth consecutive quarter due to the addition of calling officers and economic improvements in our marketplace. The Corporation’s loan-to-deposit ratio and loan-to-asset ratio remained steady at 87 percent and 67 percent, respectively.

Net-interest income totaled $38.3 million for the fourth quarter of 2012 and net-interest margin remained strong totaling 4.10 percent as yields on earning assets totaled 4.58 percent and the cost of supporting liabilities totaled .48 percent.  Discount accretion resulting from the SCB transaction added $1.3 million, or 13 basis points, to net-interest income and net-interest margin for the fourth quarter of 2012.  YTD net-interest income totaled $152.3 million, an increase of $9.0 million over 2011.

Non-interest income totaled $14.2 million for the fourth quarter of 2012 and $64.3 million year-to-date.  After normalizing for bond gains and the first quarter 2012 FDIC gain, non-interest income for 2012 improved by $5.7 million, or 12 percent over 2011.  Gains from the sale of mortgage loans accounted for $3.2 million of the increase as our investment in mortgage origination and fulfillment maximized the advantageous mortgage rate environment.  Total non-interest expenses of $137.1 million increased by $1.2 million, or less than 1 percent, during 2012.

Provision expense totaled $4.5 million for the fourth quarter 2012 and $18.5 million year-to-date, compared to $5.9 million and $22.6 million in 2011.  Net charge-offs were $4.6 million for the fourth quarter of 2012 and $20.1 million year-to-date, compared to $8.0 million and $34.7 million in 2011.  The allowance for loan losses is $69.4 million, or 2.37 percent of total loans and 130 percent of non-accrual loans, the highest coverage ratio since 2006.

As of December 31, 2012, the Corporation’s total risk-based capital equaled 16.34 percent, Tier 1 common risk-based capital equaled 9.62 percent, and tangible common equity ratio totaled 7.55 percent.  As of December 31, 2011 the Corporation’s total risk-based capital equaled 16.54 percent, Tier 1 common risk-based capital equaled 8.83 percent, and tangible common equity ratio totaled 6.84 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a fourth quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, January 24, 2013.

To participate, dial (Toll Free) 888-317-6016 and reference First Merchants Corporation’s fourth quarter earnings release. International callers please call +1 412-317-6016. A replay of the call will be available until January 24, 2014. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10023446.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme130124.html during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A.  First Merchants Corporation also operates First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,
	2012	2011
ASSETS
Cash and cash equivalents	$101,460	$73,312
Interest-bearing time deposits	38,443	52,851
Investment securities	874,363	946,400
Mortgage loans held for sale	22,300	17,864
Loans	2,902,209	2,713,415
Less: Allowance for loan losses	(69,366)	(70,898)
Net loans	2,832,843	2,642,517
Premises and equipment	52,749	51,013
Federal Reserve and Federal Home Loan Bank stock	32,785	31,270
Interest receivable	16,367	17,723
Core deposit intangibles and goodwill	149,529	150,471
Cash surrender value of life insurance	125,397	124,329
Other real estate owned	13,263	16,289
Tax asset, deferred and receivable	30,867	36,424
Other assets	14,455	12,613
TOTAL ASSETS	$4,304,821	$4,173,076
LIABILITIES
Deposits:
Noninterest-bearing	$801,597	$646,508
Interest-bearing	2,544,786	2,488,147
Total Deposits	3,346,383	3,134,655
Borrowings:
Federal funds purchased	18,862
Securities sold under repurchase agreements	141,828	156,305
Federal Home Loan Bank advances	94,238	138,095
Subordinated debentures and term loans	112,161	194,974
Total Borrowings	367,089	489,374
Interest payable	1,841	2,925
Other liabilities	37,272	31,655
Total Liabilities	3,752,585	3,658,609
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding - 90,782.94 shares	90,783	90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 28,692,616 and 28,559,707 shares	3,587	3,570
Additional paid-in capital	256,843	254,874
Retained earnings	206,397	168,717
Accumulated other comprehensive loss	(5,499)	(3,602)
Total Stockholders' Equity	552,236	514,467
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,304,821	$4,173,076

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Twelve Months Ended
(Dollars In Thousands, Except Per Share Amounts)	December 31,		December 31,
	2012	2011	2012	2011
INTEREST INCOME
Loans receivable:
Taxable	$36,085	$36,497	$146,745	$149,716
Tax-exempt	122	93	480	528
Investment securities:
Taxable	3,809	4,565	17,027	19,230
Tax-exempt	2,544	2,550	10,189	10,167
Federal funds sold				3
Deposits with financial institutions	31	54	100	282
Federal Reserve and Federal Home Loan Bank stock	373	314	1,408	1,319
Total Interest Income	42,964	44,073	175,949	181,245
INTEREST EXPENSE
Deposits	3,234	4,505	14,800	22,281
Federal funds purchased	7	3	69	25
Securities sold under repurchase agreements	204	363	907	1,511
Federal Home Loan Bank advances	501	1,114	2,624	4,181
Subordinated debentures and term loans	753	1,908	5,213	9,892
Total Interest Expense	4,699	7,893	23,613	37,890
NET INTEREST INCOME	38,265	36,180	152,336	143,355
Provision for loan losses	4,505	5,855	18,534	22,630
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	33,760	30,325	133,802	120,725
OTHER INCOME
Service charges on deposit accounts	2,962	3,027	11,587	11,972
Fiduciary activities	1,984	1,804	7,891	7,650
Other customer fees	2,757	2,572	11,233	10,024
Commission income	1,454	1,220	6,224	5,660
Earnings on cash surrender value of life insurance	693	803	3,418	2,596
Net gains and fees on sales of loans	3,513	2,747	10,628	7,418
Net realized gains on sales of available for sale securities	255	290	2,389	2,439
Other-than-temporary impairment on available for sale securities				(400)
Gain on FDIC modified whole bank transaction			9,124
Other income	588	508	1,808	1,761
Total Other Income	14,206	12,971	64,302	49,120
OTHER EXPENSES
Salaries and employee benefits	20,320	19,035	79,398	74,735
Net occupancy	2,494	2,428	10,186	10,118
Equipment	1,942	1,672	7,201	6,794
Marketing	616	650	2,158	2,002
Outside data processing fees	1,361	1,377	5,656	5,671
Printing and office supplies	321	340	1,169	1,242
Core deposit amortization	489	591	1,927	3,548
FDIC assessments	738	775	3,509	5,531
Other real estate owned and credit-related expenses	1,766	2,569	8,178	10,614
Other expenses	4,456	3,999	17,733	15,683
Total Other Expenses	34,503	33,436	137,115	135,938
INCOME BEFORE INCOME TAX	13,463	9,860	60,989	33,907
Income tax expense	3,153	2,299	15,867	8,655
NET INCOME	10,310	7,561	45,122	25,252
Loss on CPP unamortized discount				(1,401)
Loss on extinguishment of trust preferred securities				(10,857)
Preferred stock dividends and discount accretion	(1,135)	(1,135)	(4,539)	(3,981)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$9,175	$6,426	$40,583	$9,013
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.32	$0.24	$1.42	$0.34
Diluted Net Income Available to Common Stockholders	$0.32	$0.24	$1.41	$0.34
Cash Dividends Paid	$0.03	$0.01	$0.10	$0.04
Average Diluted Shares Outstanding (in thousands)	28,930	28,700	28,847	26,694

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
NET CHARGE OFF'S	$4,632	$8,031	$20,066	$34,709

AVERAGE BALANCES:
Total Assets	$4,293,082	$4,200,685	$4,245,996	$4,143,850
Total Loans	2,867,793	2,719,155	2,819,816	2,748,684
Total Earning Assets	3,875,969	3,766,352	3,833,174	3,744,027
Total Deposits	3,321,997	3,165,505	3,263,020	3,175,762
Total Stockholders' Equity	551,414	513,366	535,497	478,440

FINANCIAL RATIOS:
Return on Average Assets	0.85%	0.61%	0.96%	0.22%
Return on Average Stockholders' Equity	6.66	5.01	7.58	1.88
Return on Average Common Stockholders' Equity	7.97	6.08	9.13	2.22
Average Earning Assets to Average Assets	90.28	89.66	90.28	90.35
Allowance for Loan Losses as % of Total Loans	2.37	2.60	2.37	2.60
Net Charge Off's as % of Average Loans (Annualized)	0.65	1.18	0.71	1.26
Average Stockholders' Equity to Average Assets	12.84	12.22	12.61	11.55
Tax Equivalent Yield on Earning Assets	4.58	4.83	4.74	4.99
Cost of Supporting Liabilities	0.48	0.84	0.62	1.01
Net Interest Margin (FTE) on Earning Assets	4.10	3.99	4.12	3.98

NON-PERFORMING ASSETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
Non-Accrual Loans	$53,399	$56,999	$63,127	$74,456	$69,592
Renegotiated Loans	12,681	6,871	3,921	6,695	14,308
Non-Performing Loans (NPL)	66,080	63,870	67,048	81,151	83,900
Other Real Estate Owned	13,263	13,780	14,183	15,628	16,289
Non-Performing Assets (NPA)	79,343	77,650	81,231	96,779	100,189
90+ Days Delinquent	2,037	1,974	665	253	580
NPAS & 90 Day Delinquent	$81,380	$79,624	$81,896	$97,032	$100,769
Loan Loss Reserve	$69,366	$69,493	$70,143	$70,369	$70,898
Quarterly Net Charge-offs	4,632	5,259	4,771	5,404	8,031
NPAs / Actual Assets %	1.84%	1.83%	1.92%	2.28%	2.40%
NPAs & 90 Day / Actual Assets %	1.89%	1.87%	1.93%	2.29%	2.41%
NPAs / Actual Loans and REO %	2.70%	2.70%	2.87%	3.42%	3.65%
Loan Loss Reserves / Actual Loans (%)	2.37%	2.43%	2.49%	2.50%	2.60%
Net Charge Off's as % of Average Loans (Annualized)	0.65%	0.74%	0.68%	0.78%	1.18%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
ASSETS
Cash and cash equivalents	$101,460	$57,027	$68,493	$60,991	$73,312
Interest-bearing time deposits	38,443	35,324	41,760	34,290	52,851
Investment securities	874,363	928,716	944,321	960,032	946,400
Mortgage loans held for sale	22,300	27,711	15,278	22,138	17,864
Loans	2,902,209	2,836,324	2,797,634	2,792,989	2,713,415
Less: Allowance for loan losses	(69,366)	(69,493)	(70,143)	(70,369)	(70,898)
Net loans	2,832,843	2,766,831	2,727,491	2,722,620	2,642,517
Premises and equipment	52,749	51,373	51,335	51,541	51,013
Federal Reserve and Federal Home Loan Bank stock	32,785	32,824	33,033	33,026	31,270
Interest receivable	16,367	17,519	16,506	16,730	17,723
Core deposit intangibles and goodwill	149,529	150,019	150,006	150,486	150,471
Cash surrender value of life insurance	125,397	124,702	124,018	123,355	124,329
Other real estate owned	13,263	13,780	14,183	15,628	16,289
Tax asset, deferred and receivable	30,867	29,344	32,003	32,112	36,424
Other assets	14,455	14,998	13,996	13,417	12,613
TOTAL ASSETS	$4,304,821	$4,250,168	$4,232,423	$4,236,366	$4,173,076
LIABILITIES
Deposits:
Noninterest-bearing	801,597	$679,818	$684,101	$677,643	$646,508
Interest-bearing	2,544,786	2,514,933	2,604,797	2,601,935	2,488,147
Total Deposits	3,346,383	3,194,751	3,288,898	3,279,578	3,134,655
Borrowings:
Federal funds purchased	18,862	57,024	652	10,936
Securities sold under repurchase agreements	141,828	153,454	160,127	139,308	156,305
Federal Home Loan Bank advances	94,238	145,467	96,847	131,496	138,095
Subordinated debentures and term loans	112,161	112,169	115,951	115,969	194,974
Total Borrowings	367,089	468,114	373,577	397,709	489,374
Interest payable	1,841	1,591	2,168	2,094	2,925
Other liabilities	37,272	38,857	32,104	29,044	31,655
Total Liabilities	3,752,585	3,703,313	3,696,747	3,708,425	3,658,609
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding	90,783	90,783	90,783	90,783	90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	3,587	3,584	3,580	3,578	3,570
Additional paid-in capital	256,843	256,290	255,632	255,116	254,874
Retained earnings	206,397	198,094	188,863	181,664	168,717
Accumulated other comprehensive loss	(5,499)	(2,021)	(3,307)	(3,325)	(3,602)
Total Stockholders' Equity	552,236	546,855	535,676	527,941	514,467
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,304,821	$4,250,168	$4,232,423	$4,236,366	$4,173,076

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
INTEREST INCOME
Loans receivable:
Taxable	$36,085	$38,160	$36,652	$35,848	$36,497
Tax exempt	122	118	123	117	93
Investment securities:
Taxable	3,809	4,176	4,468	4,574	4,565
Tax exempt	2,544	2,532	2,551	2,562	2,550
Federal funds sold
Deposits with financial institutions	31	16	28	25	54
Federal Reserve and Federal Home Loan Bank stock	373	345	347	343	314
Total Interest Income	42,964	45,347	44,169	43,469	44,073
INTEREST EXPENSE
Deposits	3,234	3,517	3,939	4,110	4,505
Federal funds purchased	7	38	12	12	3
Securities sold under repurchase agreements	204	211	197	295	363
Federal Home Loan Bank advances	501	492	637	994	1,114
Subordinated debentures, revolving credit lines and term loans	753	1,187	1,331	1,942	1,908
Total Interest Expense	4,699	5,445	6,116	7,353	7,893
NET INTEREST INCOME	38,265	39,902	38,053	36,116	36,180
Provision for loan losses	4,505	4,609	4,545	4,875	5,855
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	33,760	35,293	33,508	31,241	30,325
OTHER INCOME
Service charges on deposit accounts	2,962	2,913	2,893	2,819	3,027
Fiduciary activities	1,984	1,986	1,938	1,983	1,804
Other customer fees	2,757	2,740	3,150	2,586	2,572
Commission income	1,454	1,618	1,485	1,667	1,220
Earnings on cash surrender value of life insurance	693	685	662	1,378	803
Net gains and fees on sales of loans	3,513	2,849	2,314	1,952	2,747
Net realized gains on sales of available for sale securities	255	843	502	789	290
Gain on FDIC modified whole bank transaction				9,124
Other income	588	639	221	360	508
Total Other Income	14,206	14,273	13,165	22,658	12,971
OTHER EXPENSES
Salaries and employee benefits	20,320	20,083	19,641	19,354	19,035
Net occupancy	2,494	2,568	2,473	2,651	2,428
Equipment	1,942	1,798	1,656	1,805	1,672
Marketing	616	536	564	442	650
Outside data processing fees	1,361	1,413	1,506	1,376	1,377
Printing and office supplies	321	287	294	267	340
Core deposit amortization	489	489	480	469	591
FDIC assessments	738	792	862	1,117	775
Other real estate owned and credit-related expenses	1,766	2,104	2,122	2,186	2,569
Other expenses	4,456	4,334	4,582	4,361	3,999
Total Other Expenses	34,503	34,404	34,180	34,028	33,436
INCOME BEFORE INCOME TAX	13,463	15,162	12,493	19,871	9,860
Income tax expense	3,153	3,926	3,288	5,500	2,299
NET INCOME	10,310	11,236	9,205	14,371	7,561
Preferred stock dividends and discount accretion	(1,135)	(1,134)	(1,135)	(1,135)	(1,135)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$9,175	$10,102	$8,070	$13,236	$6,426
PER SHARE:
Basic Net Income Available to Common Stockholders	$0.32	$0.35	$0.29	$0.46	$0.24
Diluted Net Income Available to Common Stockholders	$0.32	$0.35	$0.28	$0.46	$0.24
Cash Dividends Paid	$0.03	$0.03	$0.03	$0.01	$0.01
Average Diluted Shares Outstanding (in thousands)	28,930	28,888	28,815	28,755	28,700
FINANCIAL RATIOS:
Return on Average Assets	0.85%	0.95%	0.76%	1.26%	0.61%
Return on Average Stockholders' Equity	6.66	7.47	6.07	10.23	5.01
Return on Average Common Stockholders' Equity	7.97	8.98	7.32	12.40	6.08
Average Earning Assets to Average Assets	90.28	90.36	90.30	90.16	89.66
Allowance for Loan Losses as % of Total Loans	2.37	2.43	2.49	2.50	2.60
Net Charge Off's as % of Average Loans (Annualized)	0.65	0.74	0.68	0.78	1.18
Average Stockholders' Equity to Average Assets	12.84	12.77	12.51	12.32	12.22
Tax Equivalent Yield on Earning Assets	4.58	4.89	4.75	4.74	4.83
Cost of Supporting Liabilities	0.48	0.57	0.64	0.78	0.84
Net Interest Margin (FTE) on Earning Assets	4.10	4.32	4.11	3.96	3.99

LOANS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
Commercial and industrial loans	$622,579	$592,517	$552,353	$546,304	$532,523
Agricultural production financing and other loans to farmers	112,527	107,166	106,135	97,165	104,526
Real estate loans:
Construction	98,639	93,610	99,588	92,694	81,780
Commercial and farm land	1,266,682	1,241,054	1,219,114	1,229,195	1,194,230
Residential	473,537	475,272	480,917	498,354	481,493
Home Equity	203,406	204,888	207,250	210,564	191,631
Individuals' loans for household and other personal expenditures	75,748	77,171	83,933	78,711	84,172
Lease financing receivables, net of unearned income	2,590	2,970	2,976	3,112	3,555
Other loans	46,501	41,676	45,368	36,890	39,505
Loans	2,902,209	2,836,324	2,797,634	2,792,989	2,713,415
Allowance for loan losses	(69,366)	(69,493)	(70,143)	(70,369)	(70,898)
NET LOANS	$2,832,843	$2,766,831	$2,727,491	$2,722,620	$2,642,517

DEPOSITS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
Demand deposits	$1,646,756	$1,455,568	$1,521,194	$1,470,938	$1,438,513
Savings deposits	831,952	837,409	822,299	801,935	757,166
Certificates and other time deposits of $100,000 or more	236,470	256,077	261,156	269,796	264,787
Other certificates and time deposits	502,927	527,304	546,182	566,934	551,247
Brokered deposits	128,278	118,393	138,067	169,975	122,942
TOTAL DEPOSITS	$3,346,383	$3,194,751	$3,288,898	$3,279,578	$3,134,655